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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): January 20, 2003

                            FORRESTER RESEARCH, INC.
                 (Exact Name of Registrant Specified in Charter)

          Delaware                     000-21433                  04-2797789
(State or Other Jurisdiction          (Commission              (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)


400 Technology Square, Cambridge, Massachusetts                         02139
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (617) 613-6000

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         Forrester Research, Inc., a Delaware corporation ("Forrester"), has entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 20, 2003 by and among Forrester, Whitcomb Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Forrester ("Purchaser"), and Giga Information Group, Inc., a Delaware corporation ("Giga"), pursuant to which Forrester will acquire Giga for $4.75 per share of Giga common stock, in cash. The Merger Agreement contemplates Purchaser commencing a tender offer (the "Offer") for all outstanding shares of Giga common stock at a price of $4.75 per share, net to the seller in cash, without interest, subject to certain conditions, including the receipt of all necessary government approvals and the tender, without withdrawal prior to the expiration of the offer, of at least a majority of Giga's outstanding shares of common stock on a fully-diluted basis. Following consummation of the Offer and the satisfaction or waiver of certain conditions, Purchaser will be merged with and into Giga (the "Merger") with Giga surviving the Merger as a wholly-owned subsidiary of Forrester, whereby all of the remaining outstanding shares of Giga common stock will be converted into the right to receive $4.75 per share in cash. On January 21, 2003, Forrester issued a press release, which is filed as Exhibit 99.1 hereto and incorporated by reference herein, regarding the execution of the Merger Agreement. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits.


         Exhibit Number            Description of Document
         --------------            -----------------------

         2.1 Agreement and Plan of Merger dated as of January 20, 2003 by and among Forrester Research, Inc., Whitcomb Acquisition Corp. and Giga Information Group, Inc.

         99.1                      Joint Press Release dated January 21, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FORRESTER RESEARCH, INC.


                                             By: /s/ Warren Hadley
                                                 --------------------------
                                                 Name: Warren Hadley
                                                 Title: Chief Financial Officer


Dated: January 22, 2003
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                                  Exhibit Index



         Exhibit

         2.1 Agreement and Plan of Merger dated as of January 20, 2003 by and among Forrester Research, Inc., Whitcomb Acquisition Corp. and Giga Information Group, Inc.

         99.1                      Joint Press Release dated January 21, 2003.


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